Execution Version
AMENDMENT NO 1. TO CREDIT AGREEMENT
THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Agreement”), is made as of February 9, 2026, by and among CUMULUS MEDIA INTERMEDIATE INC., a Delaware corporation (“Intermediate Holdings”), CUMULUS MEDIA NEW HOLDINGS INC., a Delaware corporation (“New Holdings”), the other Borrowers party hereto (collectively with Intermediate Holdings and New Holdings, the “Loan Parties”), CUMULUS TEXAS, LLC, a Texas limited liability company (the “Additional Grantor”), the Lenders party hereto, which amends that certain Credit Agreement, dated as of May 2, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as amended hereby, the “Credit Agreement”), by and among, Intermediate Holdings, New Holdings, the other Borrowers, the Lenders from time to time party thereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein, including in this preamble, without definition shall have the same meanings herein as set forth in the Existing Credit Agreement.
W I T N E S S E T H
WHEREAS, the Loan Parties have requested certain amendments to the Existing Credit Agreement, as set forth herein.
WHEREAS, subject to the terms and conditions set forth herein, the Lenders party hereto (collectively constituting the Required Lenders) (collectively referred to herein as the “Lender Parties” and each individually, a “Lender Party”) and the Administrative Agent have consented to certain amendments to the Existing Credit Agreement under, pursuant to, and in accordance with, Section 11.1 of the Existing Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.    Amendments.. Effective as of the Amendment Effective Date (as hereinafter defined),

(a)    the following definitions are hereby added to Section 1.1 of the Existing Credit Agreement in alphabetical order:“Ad Hoc Group”: those certain Lenders that collectively hold greater than 50% of the outstanding principal amount of the Term Loans under this Agreement and are members of the ad hoc group of Lenders under this Agreement represented by Gibson, Dunn & Crutcher LLP.
(ii)    “Amendment Effective Date”: as defined in Amendment No. 1.
(iii)    “Amendment No. 1”: that certain Amendment No. 1 to Credit Agreement, dated as of February 9, 2026 by and among Intermediate Holdings,

New Holdings, the Loan Parties, the Administrative Agent, and the Lenders party thereto.
(iv)    “Extended Grace Period”: as defined in Section 9(a) hereof.
(v)    “Lender Advisors”: (a) Gibson, Dunn & Crutcher LLP, as counsel to the Ad Hoc Group; and (b) Guggenheim Securities, LLC, as financial advisor to the Ad Hoc Group.
(vi)    “Termination Event”: (a) the occurrence or continuation of any Event of Default; (b) the date upon which (i) any Loan Party repudiates or asserts a defense to any obligation or liability under this Agreement or any of the other Loan Documents or (ii) the initiation of any action, suit or proceeding, at law or in equity, by any Loan Party, or any Subsidiary of any Loan Party against the Administrative Agent or any Lender; (c) the date on which any Borrower, or any of its respective Subsidiaries, enters into any binding term sheet or other executed written agreement with respect to any restructuring, recapitalization, liability management or financing transaction with any of its creditors or equity holders, unless such agreement is entered into with the Ad Hoc Group or otherwise consented to in writing (with email being sufficient) by Gibson, Dunn & Crutcher LLP, as counsel to the Ad Hoc Group; (d) the breach of any covenant in Section 8.19 or (e) the failure to comply with any Milestone by the date set forth in Section 7.16 (as such date may be extended as set forth therein).
(b)     Article VII of the Existing Credit Agreement is hereby amended to add the following Section 7.16:
“7.16     Milestones.
(a)    No later than February 13, 2026 at 11:59 pm New York time (or such later date agreed to by the Required Lenders which may be communicated via e-mail by any Lender Advisor), the Borrowers shall deliver to the Lender Advisors a detailed analysis of general unsecured claims against the Loan Parties (which may be delivered via email), prepared in good faith by the Borrowers.
(b)    (i) No later than February 16, 2026 (or such later date agreed to by the Required Lenders which may be communicated via e-mail by any Lender Advisor) and on each Monday thereafter, on or prior to 5:00 p.m., New York City time, the Borrowers shall deliver to the Lender Advisors (which may be delivered via e-mail) a rolling 13-week cash flow projection, prepared in good faith by the Borrowers, setting forth the projected receipts of the Loan Parties and their Subsidiaries and cash disbursements (including, without limitation, disbursements (if any) to any legal counsel, financial advisor or consultants of the Loan Parties, any of its Affiliates or the directors and officers of such parties (collectively, the “Advisors”)), for the 13-week period beginning on February 16, 2026 and (ii) commencing on February 26, 2026 and each Thursday thereafter, on or prior to

5:00 p.m., New York City time, the Borrowers shall deliver to the Lender Advisors (which may be delivered via e-mail) a variance report, prepared in good faith by the Borrowers, setting forth, for the 1-week period ending on the last Business Day of the prior week, the variance (as compared to the projections in the 13-week cash flow forecast delivered for such week) of each line item of the cash disbursements actually made by the Loan Parties and each line item of the cash receipts actually received by the Loan Parties (collectively, the “Cash Flow Report”).
(c)     No later than February 27, 2026 at 5:00 pm New York time (or such later date agreed to by the Required Lenders which may be communicated via e-mail by any Lender Advisor), the Borrowers and the Ad Hoc Group shall have executed a restructuring support agreement, which shall be in form and substance satisfactory to (i) the Ad Hoc Group in their sole discretion (which may be communicated by email via any Lender Advisor) and (ii) the Loan Parties.”
(c)    Article VII of the Existing Credit Agreement is hereby amended to add the following Section 7.17:
“7.17 Fees and Expenses. The Loan Parties shall pay all reasonable and documented fees and expenses of Gibson Dunn & Crutcher, LLP, as counsel to the Ad Hoc Group.
It is understood and agreed, that this Section does not limit any obligation of the Loan Parties to pay and reimburse the Administrative Agent under the Loan Documents.”
(d)    Article VIII of the Existing Credit Agreement is hereby amended to add the following Section 8.19:
“8.19     Additional Covenant. On and after the Amendment Effective Date make any voluntary or mandatory payment or prepayment of Old Notes or Old Term Loans absent the prior written consent of the Ad Hoc Group (which may be communicated by email via any Lender Advisor).”
(e)    Section 9(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“the Borrowers shall fail to (i) pay any principal of any Term Loan or Note when due in accordance with the terms hereof or (ii) pay any interest on any Term Loan or any other amount payable hereunder or under the Engagement Letter within three Business Days after any such interest or other amount becomes due in accordance with the terms hereof or thereof (or, solely with respect to the scheduled payment of interest due and payable on February 10, 2026 (the “February 2026 Interest Payment”), the Borrowers shall fail to pay the February 2026 Interest Payment within 15 Business Days after February 10, 2026 (the

“Extended Grace Period”) (which period may be extended with the written consent of the Required Lenders (which may be in the form of electronic mail by Gibson, Dunn & Crutcher LLP (acting in its capacity as counsel to the Ad Hoc Group) to the Borrower with copy to Paul, Weiss, Rifkind, Wharton & Garrison LLP in its capacity as counsel to the Loan Parties)); provided, that upon the occurrence of any Termination Event, the failure to pay the interest due and payable on February 10, 2026 shall constitute an immediate Event of Default and the rights and remedies of the Lenders upon an Event of Default shall be available without restriction or modification, as if Amendment No. 1 had not been executed and delivered; provided, further, that interest (i) will continue to accrue on the interest due and payable on the February 2026 Interest Payment at the applicable rate provided for by the Credit Agreement during the Extended Grace Period and (ii) at such rate plus 2.00% per annum after any Termination Event); or”
2.    Conditions Precedent. The effectiveness of the Amendments set forth in Section 1 shall be subject to the satisfaction (or waiver in writing by the Administrative Agent) of each of the following conditions precedent (the date on which such condition is satisfied or waived, the “Amendment Effective Date”):
(a)    The Administrative Agent shall have received this Agreement, duly executed by each Loan Party, and each Lender Party, and the same shall be in full force and effect.
(b)    After giving effect to this Agreement, the representations and warranties contained herein and in the Credit Agreement (other than Section 5.1(b)), in each case shall be true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
(c)    After giving effect to this Agreement, no Default (other than any Default that would occur as a result of the expiration of the Extended Grace Period) or Event of Default has occurred and is continuing.
(d)    The Loan Parties shall have paid all reasonable and documented out-of-pocket fees and expenses of Gibson Dunn & Crutcher, LLP, as counsel to the Ad Hoc Group that have been invoiced prior to the Amendment Effective Date.
3.    Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a)    after giving effect to this Agreement, the representations and warranties of each Loan Party set forth in the Credit Agreement (other than Section 5.1(b)) are true and correct in all material respects on the date hereof and with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;
(b)    after giving effect to this Agreement, no Default (other than any Default that would occur as a result of the expiration of the Extended Grace Period) or Event of Default has occurred and is continuing;
(c)    it has all requisite corporate or organizational power and authority and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and
(d)    this Agreement and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of each Loan Party, and each such document constitutes the legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, in each case, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
4.    CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, SUBMISSION TO JURISDICTION; WAIVERS SET FORTH IN SECTIONS 11.10 AND 11.11 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
5.    Amendments. This Agreement cannot be altered, amended, changed or modified in any respect except in accordance with Section 11.1 of the Credit Agreement.
6.    Counterpart Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The parties agree to electronic contracting and signatures with respect to this Agreement. Delivery of an electronic signature to, or a signed copy of, this Agreement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute”, “signed,” “signature,” “delivery” and words of like import in or related to this Agreement shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.
7.    Effect on Loan Documents.
(a)    The Existing Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects and nothing herein can or may be construed as a novation thereof. The execution, delivery, and performance of this Agreement shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the agreements to the Credit Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The waivers, consents and modifications set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further waiver, consent or agreement or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or agreement of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or agreement which may hereafter be requested by the Company or the Borrowers remains in the sole and absolute discretion of the Administrative Agent and Lenders. To the extent that any terms or provisions of this Agreement conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of this Agreement shall control.
(b)    To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Agreement, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.
(c)    This Agreement is a Loan Document.

8.    Entire Agreement. This Agreement, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
9.    Integration. This Agreement, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
10.    Reaffirmation of Obligations. Each Loan Party hereby (a) acknowledges and reaffirms its obligations owing to the Administrative Agent and each of the Lenders, and (b) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Each Loan Party hereby (i) further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Guarantee Agreement or any other Loan Document to the Administrative Agent, on behalf and for the benefit of each of the Lenders as collateral security for the obligations under the Loan Documents in accordance with their respective terms and (ii) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Agreement).
11.    Ratification. Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as modified hereby.
12.    Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Agreement and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
13.    Additional Loan Party. By executing this Agreement, the Additional Grantor shall be deemed a party to the Guarantee and Collateral Agreement as a Grantor and Guarantor thereunder with the same force and effect as if originally named therein as a Grantor and Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor and Guarantor under the Guarantee and Collateral Agreement. The information set forth in Exhibit A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as of the date hereof (after giving effect to this Agreement) as if made on and as of such date. The Additional Grantor hereby assigns and transfers to the Administrative Agent, and herby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in, all of the Additional Grantor’s right, title and interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Additional Grantor’s Obligations.

14.    Release. In consideration of, among other things, the Lenders’ execution and delivery of this Agreement, the Borrowers and the other Loan Parties, on behalf of itself and its Subsidiaries, successors and assigns (collectively, the “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as defined below) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against the Administrative Agent, the Lenders, their investment advisors, sub-advisors, and managers, and each of their respective Affiliates, and each of their officers, directors, employees, agents, and professionals, including, without limitation, the Lender Advisors (collectively, the “Releasees”), based in whole or in part on facts, events or circumstances, whether or not now known, existing on or before the Amendment Effective Date, except to the extent, in each case, Claims arising from such Releasee’s bad faith, fraud, gross negligence, or willful misconduct, as determined by a final non-appealable judgment in a court of competent jurisdiction. In entering into this Agreement, the Borrowers and each other Loan Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this paragraph shall survive the termination of this Agreement, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.
[Signature pages follow]

    IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.

                LOAN PARTIES:

CUMULUS MEDIA INTERMEDIATE INC.

By: /s/ Francisco Lopez-Balboa
    Name: Franciso Lopez-Balboa
    Title: Executive Vice President and Chief Financial Officer

CUMULUS MEDIA NEW HOLDINGS INC.

By: /s/ Francisco Lopez-Balboa
    Name: Franciso Lopez-Balboa
    Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

CUMULUS RADIO HOLDING COMPANY LLC
WBAP-KSCS ASSETS, LLC
KLIF BROADCASTING, LLC
RADIO METROPLEX, LLC
ATLANTA RADIO, LLC
BROADCAST SOFTWARE INTERNATIONAL LLC
CATALYST MEDIA, LLC
CHICAGO FM RADIO ASSETS, LLC
CMP KCLLC
CMP SUSQUEHANNA LLC
CMP SUSQUEHANNA TADIO HOLDINGS LLC
CONSOLIDATED IP COMPANY LLC
CUMULUS BROADCASTING LLC
CUMULUS INTERMEDIATE HOLDINGS LLC
CUMULUS MEDIA INVESTMENTS LLC
CUMULUS NETWORK HOLDINGS LLC
CUMULUS RADIO LLC
DC RADIO ASSETS, LLC
DETROIT RADIO, LLC
DIAL COMMUNICATIONS GLOBAL MEDIA, LLC
INCENTREV LLC
INCENTREV-RADIO HALF OFF LLC
KLOS-FM RADIO ASSETS, LLC
LA RADIO, LLC
MINNEAPOLIS RADIO ASSETS, LLC
NY RADIO ASSETS, LLC
RADIO ASSETS, LLC
RADIO NETWORKS, LLC
SAN FRANCISCO RADIO ASSETS, LLC
SUSQUEHANNA MEDIA LLC
SUSQUEHANNA PFALTZGRAFF LLC
SUSQUEHANNA RADIO LLC
WESTWOOD ONE RADIO NETWORKS, LLC
WESTWOOD ONE, LLC
WPLJ RADIO, LLC

By: /s/ Francisco Lopez-Balboa
    Name: Franciso Lopez-Balboa
    Title: Executive Vice President and Chief Financial Officer
[Signature Page to Amendment No. 1 to Credit Agreement]

ADDITIONAL GRANTOR:
CUMULUS TEXAS, LLC
By: /s/ Francisco Lopez-Balboa
    Name: Franciso Lopez-Balboa
    Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDERS:

[Lenders signature pages are on file with the Company]
[Signature Page to Amendment No .1 to Credit Agreement]

Exhibit A to
Amendment No. 1

Supplement to Schedule 1

Notice Information

Party	Notice Address
Cumulus Texas, LLC
Cumulus Media New Holdings Inc.
780 Johnson Ferry Road NE, Suite 500
Atlanta, GA 30342
Attention: General Counsel
Email: richard.denning@cumulus.com

with a copy which shall not constitute notice to:

Jones Day
1221 Peachtree Street, N.E., Suite 400
Atlanta, GA 30361
Attention: Todd M. Roach
Email: troach@jonesday.com

Supplement to Schedule 2

Investment Property

None.

Pledged Stock

None.

Pledged Notes

None.

Supplement to Schedule 3

Perfection Matters

Uniform Commercial Code Filings

UCC-1 financing statements naming Cumulus Texas, LLC and each other Borrower as debtors, and the Administrative Agent, as secured party, are to be filed with the office of the Secretary of State, or Department of State, as applicable, of the state of organization of such entity, as identified below:

	Name of Entity	Jurisdiction of Organization	Filing Office	Document Filed
1.	Cumulus Texas, LLC	Texas	Texas Secretary of State	UCC-1 Financing Statement

Copyright, Patent and Trademark Filings

None.

Actions with respect to Pledged Stock and Pledged Notes

None.

Supplement to Schedule 4

Jurisdictions of Organization, Identification Number and Chief Executive Offices

	Entity (Current Name)	Jurisdiction of Organization	Identification Number	Chief Executive Office Location
1.	Cumulus Texas, LLC	Texas	32103834662	780 Johnson Ferry Road NE, Suite 500 Atlanta, GA 303420

Supplement to Schedule 5

Intellectual Property

Copyrights

None.

Trademarks

None.

Patents

None.

Patent, Trademark and Copyright Licenses

None.

Supplement to Schedule 6

Deposit Accounts

None.

Supplement to Schedule 7
Commercial Tort Claims
None.